Intangible assets (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2019
Other Intangible Assets Details
Cost at beginning	$ 5,566	$ 5,952
Addition	0	0
Effect of exchange rate	468	(386)
Cost at end	6,034	5,566
Accumulated amortization at beginnng	(3,636)	(3,613)
Addition	0	0
Amortization	(279)	(257)
Effect of exchange rate	(306)	234
Accumulated amortization at end	(4,221)	(3,636)
Total	$ 1,813	$ 1,930	$ 2,338